SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2004

Patriot National Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Connecticut	000-29599	06-1559137
(State or other jurisdiction of	(Primary Standard Industrial	(I.R.S. employer
incorporation or organization)	Classification Code Number)	identification number)

900 Bedford Street, Stamford, Connecticut 06901
(203) 324-7500
(address and telephone number)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

In a press release attached to this 8-K as Exhibit 99.1, the Company announced it has declared a quarterly dividend on its Common Stock.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.

Exhibit Number	Description
99.1	Press Release dated December 21, 2004 announcing its quarterly dividend on its Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.
Registrant

By: /s/ Charles F. Howell
----------------------------------------
Charles F. Howell
President and Vice Chairman

Date: December 22, 2004

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EXHIBIT INDEX

Exhibit Number	Description

99.1:	Press Release dated December 21, 2004 announcing its quarterly dividend on its Common Stock.

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